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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                      September 13, 1996 (August 29, 1996)


                             Mercury Air Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                1-7134                   11-1800515
     ---------------         -------------            -------------------
     (State or other          (Commission               (IRS employer
     jurisdiction of          file number)            identification no.)
      incorporation)




              5456 McConnell Avenue, Los Angeles, California 90066
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                  310-827-2737




                                      Page 1 of 59 sequentially numbered pages.
                  Index to exhibits is located on sequentially numbered page 4.
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) (i) General. On August 29, 1996, Mercury Air Group, Inc. (the "Company"), acquired certain assets from Raytheon Aircraft Services, Inc. ("RAS"). Such assets were used by RAS in its business of selling, leasing, maintaining and servicing Beech aircraft, through authorized Beech service centers, at a chain of fixed-base operations ("FBOs") located throughout the country. The Company purchased certain assets of RAS at the following locations: Ontario, California (Ontario International Airport); Atlanta, Georgia (Hartsfield International Airport); Atlanta, Georgia (Peachtree-Dekalb Airport); Corpus Christi, Texas (Corpus Christi International Airport); and Dallas, Texas (Addison Airport). The assets were acquired pursuant to the terms and provisions of an Asset Purchase Agreement dated as of April 8, 1996 (the "Asset Purchase Agreement").

         (ii) Description of Purchase Price. Pursuant to the Asset Purchase Agreement, the purchase price was $8,293,697, of which $4,393,697 was paid in cash and of which the remainder of $3,900,000 was in the form of a negotiable promissory note (the "Negotiable Promissory Note"). The Negotiable Promissory
Note is payable over a term of 32 quarters, accrues interest at the prime rate, and is secured by mortgages on certain of the leaseholds acquired by the Company. The purchase price was based on arms-length negotiations between the parties. The cash portion of the purchase price was paid out of the Company's working capital.

         (iii) Incorporation by Reference. Set forth above is a brief description of certain terms of the Asset Purchase Agreement and the Negotiable Promissory Note. Any description or disclosure made in this Current Report on Form 8-K with respect to the Asset Purchase Agreement and the Negotiable Promissory Note is qualified in its entirety by reference to the Asset Purchase Agreement which is Exhibit 2.1 hereto and the Negotiable Promissory Note which is Exhibit 4.1 hereto, respectively, and incorporated by reference herein. The Company will furnish supplemental copies of the exhibits and schedules to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.


(b)      Information Regarding Assets Acquired.

         The assets acquired were utilized by RAS in its business of selling, leasing, maintaining and servicing Beech aircraft. The Company intends to discontinue such use, and to use such assets instead for the following purposes: (i) providing petroleum products, and cargo and aviation services, through the Company's own sales and work force, to international and domestic commercial airlines, general aviation and U.S. Government aircraft; and (ii) leasing back space of certain of the FBOs to RAS. The Company did not acquire, as part of the transaction, any rights to become an authorized Beech service center.





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ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA
                 FINANCIAL INFORMATION, AND EXHIBITS.

                 (a)      Financial Statements of Business Acquired.
                          Not Applicable.

                 (b)      Pro Forma Financial Information.
                          Not Applicable.

                 (C)      Exhibits.
                          See "Index to Exhibits."




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Mercury Air Group, Inc.


Date:  September 13, 1996                 By: /s/ Seymour Kahn
                                              -------------------------
                                              Chairman of the Board and
                                              Chief Executive Officer





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                               INDEX TO EXHIBITS

Exhibit 2.1 Asset Purchase Agreement, dated as of April 8, 1996, by and between Raytheon Aircraft Services, Inc. and Mercury Air
                 Group, Inc.

Exhibit 2.2      Amendment Letter to Asset Purchase Agreement, dated as of
                 August 29, 1996, by and between Raytheon Aircraft Services,
                 Inc. and Mercury Air Group, Inc.

Exhibit 4.1      Negotiable Promissory Note, dated as of June 21, 1996, from
                 Mercury Air Group, Inc. to Raytheon Aircraft Services, Inc.

Exhibit 4.2      Legend Agreement, dated as of August 29, 1996 between
                 Mercury Air Group, Inc. and Raytheon Aircraft Services,
                 Inc.





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